THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND SUCH LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION THEREFROM.

                                 FIRST AMENDMENT
                                       TO
              COLLATERALIZED CONVERTIBLE COMMERCIAL PROMISSORY NOTE


NOTE DATE:  AUGUST 27, 1999
PRINCIPAL AMOUNT:  $1,000,000.00
MATURITY DATE:  SEPTEMBER 1, 2001

LENDER (NAME AND ADDRESS):
(AS TO A 50% UNDIVIDED INTEREST AS TENANTS IN COMMON)
Norwest Bank Colorado,
National Association,
Trustee of the James C. Berger Rollover IRA
90 South Cascade Avenue
P.O. Box 2120
Colorado Springs, CO  80901-2120

                  and

(AS TO A 40% UNDIVIDED INTEREST AS TENANTS IN COMMON)
John M. Ventimiglia
4390 North Academy Boulevard
Colorado Springs, CO  80917

                  and

(AS TO A 10% UNDIVIDED INTEREST)
Robin L. Morley & Mark E. Morley, as Tenants in Common
101 North Cascade Avenue, Suite 310
Colorado Springs, CO  80903

MAKER (NAME AND ADDRESS):

OPEC Corp., a Colorado corporation
c/o Donald D. Cannella, President
5930 Paonia Court
Colorado Springs, CO  80915

     On or about August 27, 1999, Maker made a promissory note payable to the order of Lender in the principal amount of $1,000,000.00. ("Note")

     The Note contained a Conversion Privilege.

     On or about July 27, 2000, the Lender, the Maker, and Maker's parent, FutureOne, Inc., agreed that as partial consideration for Lenders' consent to release identified portions of Maker's accounts receivable from the Security Agreement securing the Note, that the Conversion Privilege set forth in the Note shall be amended as set forth herein below:

     MODIFIED CONVERSION PRIVILEGE:

     1. CONVERSION. Any one or more of the holder or holders of this Note ("Holder") may, (i) at any time after one year from the date of the Note and prior to the maturity of the Note, or, (ii) within one hundred fifteen (115) days after the Maker gives notice that it elects to exercise its prepayment rights, convert (the "Conversion Privilege") $444,444.00 of the principal amount of the Note into Common Stock at the conversion ratio of $1.00 of the Note principal for one share of Common Stock of FutureOne, Inc. ("FUTO") par value of $.001 per share ("Common Stock"). The Common Stock must be fully paid and nonassessable and be either unrestricted and freely tradable on the NASDAQ National or Small-Cap Markets or a national stock exchange or transferrable in accordance with Rule 144 promulgated under the Securities Act. Maker acknowledges the one year holding period for the Common Stock pursuant to Rule 144(d) promulgated under the Securities Act shall elapse on or before August 27, 2000, with respect to the Lender.

     2. NOTICE OF ELECTION AND DELIVERY. To convert this Note, the Holder must give the Maker written Notice of Election to Convert, in a form substantially similar to that attached hereto as Exhibit A, properly completed and executed by the Holder or a duly authorized attorney. The Maker shall forthwith deliver the stock certificates as directed by the Holder in exchange for the Note and if any principal amount remains unpaid after such conversion, a new Note, substantially in the form of this Note dated the date to which interest has been paid on this Note, in a principal amount equal to the unpaid principal amount. The conversion shall be deemed to have been made at the close of business on the day the Note is surrendered for conversion.

     3. ADJUSTMENTS TO CONVERSION. (i) If FUTO at any time pays to the holders of its Common Stock a dividend in Common Stock, the number of shares of Common Stock issuable upon the conversion of this Note shall be proportionally increased, effective at the close of business on the record date for determination of the holders of the Common Stock entitled to the dividend.

          (ii) If FUTO at any time subdivides or combines in a larger or smaller number of shares its outstanding shares of Common Stock, then the number of shares of Common Stock issuable upon the conversion of this Note shall be proportionally increased in the case of a subdivision and decreased in the case of a combination, effective in either case at the close of business on the date that the subdivision or combination becomes effective.

          (iii) If FUTO is recapitalized, consolidated with or merged into any other corporation, or sells or conveys to any other corporation all or substantially all of its property as an entity, provision shall be made as part of the terms of the recapitalization, consolidation, merger, sale, or conveyance so that the Holder of this Note may receive, in lieu of the Common Stock otherwise issuable to them upon conversion hereof, at the same conversion ratio, the same kind and amount of securities or assets as may be distributable upon the recapitalization, consolidation, merger, sale, or conveyance with respect to the Common Stock.

     4. FRACTIONAL SHARES. In lieu of issuing any fraction of a share or scrip upon the conversion of this Note, the Corporation shall pay to the Holder hereof, for any fraction of a share otherwise issuable upon conversion, cash equal to the same fraction of the then current per share market price of the Common Stock as determined by the closing price of such Common Stock on the day immediately preceding such payment.

     Except as specifically stated herein, all of the other terms of the Note shall remain as stated in the original Note.

     By signing this First Amendment to Collateralized Convertible Commercial Promissory Note, Maker also acknowledges receipt of copy.


                                        MAKER:

                                        OPEC Corp., a Colorado corporation


                                        By: /s/ Donald D. Cannella
                                           -------------------------------------
                                           Donald D. Cannella, President
ATTEST:

/s/ Daniel J. Romano
-----------------------------------
Daniel J. Romano, Secretary

                     ACKNOWLEDGMENT OF CONVERSION PRIVILEGE

     The undersigned executes this First Amendment to Note, not as a Maker or Guarantor, but merely to acknowledge its obligations concerning the Conversion Privilege.

                                        FutureOne, Inc., a Nevada Corporation


                                        By: /s/ Earl Cook
                                            ------------------------------------
                                            Earl Cook, President

ATTEST:


---------------------------------

                      , Secretary
----------------------

                                    EXHIBIT A

                          NOTICE OF ELECTION TO CONVERT

To:  OPEC Corp.

     The undersigned holder or holders of this Note exercise the option to convert $444,444.00 of Principal of this Note, or portion hereof designated below, for shares of Common Stock of FutureOne, Inc., and directs that the shares deliverable upon this conversion, and any check in payment for fractional shares, and any Note of like tenor, date and maturity to this Note representing any nonexchanged principal amount of this Note, be issued and delivered to the holder or holders hereof, unless a different name or names has been indicated below. If any shares are to be delivered registered in the name or names of a person or persons other than the holder or holders of this Note, the undersigned shall pay all transfer taxes payable with respect to the transfer.

Dated:__________________, _______.
                                        ----------------------------------------
                                        (Signature)


Fill in for registration of stock       Principal amount to be exchanged: $_____
if to be delivered and notes to be
issued, otherwise than to owner or
owners of this Note.

-----------------------------------     Social Security Number:
Name                                                           -----------------

-----------------------------------

-----------------------------------
Address

--------------------------------------------------------------------------------

Fill in for registration of stock       Principal amount to be exchanged: $_____
if to be delivered and notes to be
issued, otherwise than to owner or
owners of this Note.

-----------------------------------     Social Security Number:
Name                                                           -----------------

-----------------------------------

-----------------------------------
Address

--------------------------------------------------------------------------------

Fill in for registration of stock       Principal amount to be exchanged: $_____
if to be delivered and notes to be
issued, otherwise than to owner or
owners of this Note.

-----------------------------------     Social Security Number:
Name                                                           -----------------

-----------------------------------

-----------------------------------
Address